UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2023
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41211	87-4154342
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 20, 2023, nCino OpCo, Inc., a wholly-owned subsidiary of nCino, Inc. (the “Company”), entered into an amendment (the “Amendment”) to the Partner Application Distribution Agreement (the “Salesforce Agreement”), effective June 19, 2020, with Salesforce, Inc. (“SFDC”). The Amendment modifies the Salesforce Agreement to extend its term through January 31, 2031 (subject to each party’s rights to terminate early under the terms of the Salesforce Agreement). The Amendment also includes an annual minimum revenue commitment by the Company to SFDC for each of the first four fiscal years of the Amendment (the “Commitment Period”); this annual minimum revenue commitment over the Commitment Period is generally consistent with the annual fees the Company expects to pay SFDC in its fiscal year ending January 31, 2024. In addition, the Amendment contains updates to the product catalog, generally reflecting a greater product scope, and revised commercial terms that are expected to improve the Company’s subscription gross margins over the next four years.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Any forward-looking statements contained herein are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date hereof. Subsequent events may cause these expectations to change and, except as may be required by law, the Company does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, among others, risks and uncertainties relating to the market adoption of our solution and privacy and data security matters. Additional risks and uncertainties that could affect the Company’s business and financial results are included in reports filed by the Company with the U.S. Securities and Exchange Commission (available on the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings the Company makes with the SEC from time to time.
Item 7.01    Regulation FD Disclosure.
On December 21, 2023, the Company published a press release relating to the execution of the Amendment (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing. By furnishing the information contained in the Press Release, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of nCino, Inc. dated December 21, 2023 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: December 21, 2023	By:	/s/ Gregory D. Orenstein
Gregory D. Orenstein
Chief Financial Officer & Treasurer